SPDR® SERIES TRUST

SPDR Nuveen S&P High Yield Municipal Bond ETF

(the “Fund”)

Supplement dated September 5, 2019

to the Fund’s Summary Prospectus,

dated October 31, 2018, as may be supplemented from time to time

Effective on or about October 1, 2019 (the “Effective Date”), the Fund’s name, benchmark index, and principal investment strategy will change. Accordingly, as of the Effective Date:

1)	All references to the Fund’s name and benchmark index in the Summary Prospectus (except for the benchmark index in the Average Annual Total Returns table) are deleted and replaced as follows:

Current Fund Name	Current Benchmark Index	New Fund Name	New Benchmark Index
SPDR Nuveen S&P High Yield Municipal Bond ETF	S&P Municipal Yield Index	SPDR Nuveen Bloomberg Barclays High Yield Municipal Bond ETF	Bloomberg Barclays Municipal Yield Index

2)	“The Fund’s Principal Investment Strategy” section beginning on page 1 of the Summary Prospectus is deleted and replaced with the following:

In seeking to track the performance of the Bloomberg Barclays Municipal Yield Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), the investment sub-adviser to the Fund, either may invest the Fund’s assets in a subset of securities in the Index or may invest the Fund’s assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Sub-Adviser to be in the best interest of the Fund in pursuing its objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index and in securities that the Sub-Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. Additionally, the Fund intends to invest, under normal circumstances, at least 80% of its net assets, plus the amount of borrowings for investment purposes, in investments the income of which is exempt from Federal income tax. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund). In seeking to track the Index, the Fund’s assets will generally be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries.

The Index is market value-weighted and designed to measure the performance of U.S. dollar-denominated high-yield municipal bonds issued by U.S. states, the District of Columbia, U.S. territories and local governments or agencies. The Index includes fully tax-exempt investment grade, non-investment grade (“junk”) and non-rated bonds, but does not include defaulted securities. The Index consists of bonds that are constituents of the Bloomberg Barclays Municipal High Yield Bond Index and Bloomberg Barclays U.S. Municipal Bond Index as follows: (i) 70% of the Index is represented by the constituents of the Bloomberg Barclays Municipal High Yield Bond Index, the constituents of which are non-rated or rated no higher than Ba1 by Moody’s Investors Service, Inc. (“Moody’s”) or BB+ by Standard & Poor’s (“S&P”) or Fitch Inc. (“Fitch”); (ii) 20% of the Index is

represented by the constituents of the Bloomberg Barclays U.S. Municipal Bond Index that are rated Baa3, Baa2, or Baa1 by Moody’s or BBB-, BBB, or BBB+ by S&P or Fitch; and (iii) 10% of the Index is represented by the constituents of the Bloomberg Barclays U.S. Municipal Bond Index that are rated A3, A2, or A1 by Moody’s or A-, A, or A+ by S&P or Fitch. Constituents of the Bloomberg Barclays Municipal High Yield Bond Index must have a total amount outstanding of $3 million or more and be issued as part of a transaction of at least $20 million. Constituents of the Bloomberg Barclays U.S. Municipal Bond Index must have a total amount outstanding of $7 million or more and be issued as part of a transaction of at least $75 million. Only fixed-rate coupon bonds (including zero coupon bonds) with a remaining maturity of at least one year and a dated date of January 1, 1991 or later are eligible for inclusion in the Index. The securities in the Index rebalance on the last business day of each month. As of June 30, 2019, there were approximately 19,617 securities in the Index.

The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund, the Adviser or the Sub-Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

90519HYMBSUMSUP